                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 24, 2006
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

           Indiana                        1-106                  38-1799862
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

140 Greenwich Avenue, 4th Floor, Greenwich, CT                          06830
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   (Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     M-tron  Industries,  Inc.  and Piezo  Technology,  Inc.  each wholly  owned subsidiaries  of the Lynch  Corporation  ("Registrant"),  are  parties to a loan agreement  with  First  National  Bank of Omaha  ("FNBO").  The  loan  agreement provides  for a  $5,500,000  working  capital  revolving  line  of  credit  (the
"Revolving Loan"). The Registrant and FNBO are currently engaged in negotiations to replace the Revolving  Loan. In the interim,  on May 24, 2006,  FNBO extended the expiration date of the Revolving Loan to June 30, 2006.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LYNCH CORPORATION

                                                 By: /s/ Eugene Hynes
                                                     ---------------------------
                                                     Eugene Hynes
                                                     Vice President

May 25, 2006